UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2021

NORTHWEST INDIANA BANCORP
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)

(219) 836-4400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On March 3, 2021, NorthWest Indiana Bancorp (the “Bancorp”) held a Special Meeting of Shareholders (the “Special Meeting”), as a virtual-only meeting, pursuant to due notice. Only holders of record of the Bancorp’s common stock at the close of business on January 22, 2021 (the “Record Date”) were entitled to vote at the Special Meeting. Holders of a total of 2,515,506 shares were present virtually or by proxy at the Special Meeting, constituting a quorum.

The Bancorp’s shareholders voted on one proposal at the Special Meeting, namely a proposal to amend the Bancorp’s Articles of Incorporation to change the name of the Bancorp from “NorthWest Indiana Bancorp” to "Finward Bancorp” (the “Articles Amendment”). The proposal and the Articles Amendment are described in detail in the Bancorp’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 27, 2021. The final results of the vote regarding the proposal are set forth below.

Articles Amendment Proposal: The proposition described below, having received a vote virtually or by proxy of more favorable votes than votes cast against the proposition, was declared to be duly adopted by the shareholders of the Bancorp.

	For	Against	Abstain
Proposal to amend the Bancorp’s Articles of Incorporation to change the name of the Bancorp from “NorthWest Indiana Bancorp” to “Finward Bancorp.”	2,262,021	237,258	16,227

No other matters were considered or voted upon at the Special Meeting.

The Bancorp has filed the appropriate documents with the Financial Industry Regulatory Authority, Inc. (“FINRA”) to effectuate the name change for purposes of trading on the OTC Pink Marketplace. The Bancorp also has requested that FINRA approve a new trading symbol reflecting the Bancorp’s new name. FINRA has not yet declared an effective date of the name change for these purposes. The Bancorp is awaiting notification from FINRA as to the effective date of the name change and approval of the new trading symbol. The Bancorp will provide such information in a future filing or press release. The Bancorp’s common stock will remain quoted on the OTC Pink Marketplace under the current symbol “NWIN” until the new symbol is assigned by FINRA.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the matters discussed herein. For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this report should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the Securities and Exchange Commission (“SEC”). Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. In addition to matters discussed in this report, additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). Except as required by law, the Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2021

NORTHWEST INDIANA BANCORP

By:	/s/ Peymon S. Torabi
Name: Peymon S. Torabi
Title: Executive Vice President, Chief
Financial Officer and Treasurer